UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2012 (May 10, 2012)

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52013	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York 10001

(Address of Principal Executive Offices, Including Zip Code)

(212) 246-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting was held on May 10, 2012.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934; there was no solicitation in opposition to management’s nominees for directors listed in the Proxy Statement and all such nominees were elected. The final results of the voting for seven Directors for an annual term are set forth below:

Robert J. Giardina	For	17,433,063
	Withheld	528,280
	Broker non-votes	3,493,618

Paul N. Arnold	For	17,388,689
	Withheld	572,654
	Broker non-votes	3,493,618

Bruce C. Bruckmann	For	16,277,226
	Withheld	1,684,177
	Broker non-votes	3,493,618

J. Rice Edmonds	For	17,483,148
	Withheld	478,195
	Broker non-votes	3,493,618

John H. Flood III	For	17,486,654
	Withheld	474,689
	Broker non-votes	3,493,618

Thomas J. Galligan III	For	17,395,844
	Withheld	565,499
	Broker non-votes	3,493,618

Kevin McCall	For	17,395,790
	Withheld	565,553
	Broker non-votes	3,493,618

Described below is the other matter voted upon at the Annual Meeting and the final number of affirmative votes, negative votes, abstentions and broker non-votes.

Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2012 – approved.

For	21,430,168
Against	21,987
Abstain	2,806
Broker Non-Votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

May 11, 2012	By:	/s/ David M. Kastin
David M. Kastin
Senior Vice President – General Counsel